                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K/A



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 May 29, 2002
               -------------------------------------------------
               (Date of Report: Date of earliest event reported)


                         LEXON TECHNOLOGIES, INC.

      (Exact name of registrant as specified in its charter)


          Delaware                   0-24721             87-0502701
---------------------------- -----------------------  --------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



              2691 Richter Avenue, #124, Irvine, California 92623
              ---------------------------------------------------
                    (Address of principal executive office)



Registrant's telephone number, including area code: (949)757-0888
                                                    --------------

                 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

Audited financial statements for Lexon Technologies, Inc. and Phacon Corporation, respectively, at December 31, 2001, and proforma consolidated balance sheet and statement of operations for the combined entity at December 31, 2001 were included in the original filing on May 29, 2002.

Attached hereto are interim unaudited financial statements for Lexon Technologies, Inc. and Phacon Corporation, respectively, at March 31, 2002, and proforma consolidated balance sheet and statement of operations for the combined entity at March 31, 2002.


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


LEXON TECHNOLOGIES, INC.

Date: June 27, 2002

/S/Kenneth J. Eaken, C.E.O., President and Principal Accounting Officer

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
(A Development Stage Company)
Consolidated Balance Sheets

ASSETS
                                                  March 31,      December 31,
                                                    2002            2001
                                                -----------      -----------
                                                (Unaudited)
CURRENT ASSETS
 Cash                                          $          -     $        555
 Cash held in trust                                  31,785                -
                                                -----------      -----------
   Total Current Assets                              31,785              555
                                                -----------      -----------
TOTAL ASSETS                                   $     31,785     $        555
                                                ===========      ===========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable                              $    302,101     $    673,321
 Accrued interest                                     1,687           42,067
 Accrued wages                                      347,136          324,386
 Other accrued expenses                               7,266            7,279
 Notes payable, related parties                           -          265,000
 Convertible note payable                           150,000                -
                                                -----------      -----------
   Total Current Liabilities                        808,190        1,312,053
                                                -----------      -----------
STOCKHOLDERS' EQUITY (DEFICIT)

 Common stock, par value $0.001 per share;
  authorized 100,000,000 shares; 16,486,831
  and 15,872,561 shares issued and outstanding
  respectively                                       16,487           15,873
 Additional paid-in capital                       1,313,719        1,309,133
 Accumulated deficit                             (2,106,611)      (2,636,504)
                                                -----------      -----------
   Total Stockholders' Equity (Deficit)            (776,405)      (1,311,498)
                                                -----------      -----------
TOTAL LIABILITIES AND STOCKHOLDERS'
 EQUITY (DEFICIT)                              $     31,785     $        555
                                                ===========      ===========



The accompanying notes are an integral part of these consolidated financial statements.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
(A Development Stage Company)
Consolidated Statements of Operations
(Unaudited)

                                                                               From Inception of
                                                                                the Development
                                                          For the               Stage(January 1,
                                                     Three Months Ended          2002) Through
                                                          March 31,                March 31,
                                                    2002            2001             2002
                                                -----------      -----------      -----------
NET SALES                                      $          -     $     84,617     $          -

COST OF SALES                                             -              217                -
                                                -----------      -----------      -----------
GROSS MARGIN                                              -           84,400                -
                                                -----------      -----------      -----------
EXPENSES
 Selling, general and administrative                108,906          221,830          108,906
 Depreciation and amortization                            -            5,112                -
                                                -----------      -----------      -----------
   Total Expenses                                   108,906          226,942          108,906
                                                -----------      -----------      -----------
(LOSS) FROM OPERATIONS                             (108,906)        (142,542)        (108,906)
                                                -----------      -----------      -----------
OTHER INCOME (EXPENSE)
 Interest expense                                    (1,687)         (14,920)          (1,687)
                                                -----------      -----------      -----------
   Total Other Income (Expense)                      (1,687)         (14,920)          (1,687)
                                                -----------      -----------      -----------
NET LOSS BEFORE EXTRAORDINARY ITEMS                (110,593)        (157,462)        (110,593)

EXTRAORDINARY ITEMS
 Debt forgiveness                                   640,486                -          640,486
                                                -----------      -----------      -----------
   Total Extraordinary Items                        640,486                -          640,486
                                                -----------      -----------      -----------
NET INCOME (LOSS)                              $    529,893     $   (157,462)    $    529,893
                                                ===========      ===========      ===========
BASIC INCOME (LOSS) PER COMMON SHARE
 Before extraordinary items                    $      (0.01)    $      (0.01)
 Extraordinary items                                   0.04             0.00
                                                -----------      -----------
   Basic Income (Loss) Per Common Share        $       0.03     $      (0.01)
                                                ===========      ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING       16,356,129       15,872,561
                                                ===========      ===========


The accompanying notes are an integral part of these consolidated financial statements.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
(A Development Stage Company)
Consolidated Statements of Cash Flows
(Unaudited)

                                                                               From Inception of
                                                                                the Development
                                                          For the               Stage(January 1,
                                                     Three Months Ended          2002) Through
                                                          March 31,                March 31,
                                                    2002            2001             2002
                                                -----------      -----------      -----------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income (loss)                             $    529,893     $   (157,462)         529,893
 Adjustments to reconcile net income (loss)
  to net cash(used in) operating activities:
  Depreciation and amortization                           -            5,112                -
  Debt forgiveness                                 (640,486)               -         (640,486)
 Changes in operating assets and liabilities:
  Decrease in accounts receivable                         -            6,256                -
  Increase (decrease) in accounts payable and
   accrued expenses                                  (3,077)         143,149           (3,077)
                                                -----------      -----------      -----------
   Net Cash (Used in) Operating Activities         (113,670)          (2,945)        (113,670)
                                                -----------      -----------      -----------
CASH FLOWS FROM INVESTING ACTIVITIES                      -                -                -
                                                -----------      -----------
CASH FLOWS FROM FINANCING ACTIVITIES
 Bank overdraft                                           -            1,072                -
 Proceeds from notes payable                        150,000                -          150,000
 Principal payments under notes payable              (5,100)          (5,000)          (5,100)
                                                -----------      -----------      -----------
   Net Cash Provided by (Used in) Financing
    Activities                                      144,900           (3,928)         144,900
                                                -----------      -----------      -----------
NET INCREASE(DECREASE) IN CASH                       31,230           (6,873)          31,230

CASH AT BEGINNING OF YEAR                               555            6,873              555
                                                -----------      -----------      -----------
CASH AT END OF YEAR                            $     31,785     $          -     $     31,785
                                                ===========      ===========      ===========
SUPPLEMENTAL DISCLOSURES OF CASH FLOW
 INFORMATION
 Cash paid for:
  Interest                                     $          -     $          -     $          -
  Income Taxes                                 $          -     $          -     $          -





The accompanying notes are an integral part of these consolidated financial statements.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
(A Development Stage Company)
Notes to the Consolidated Financial Statements
March 31, 2002 and December 31,2001


NOTE 1 -BASIS OF FINANCIAL STATEMENT PRESENTATION

The accompanying unaudited condensed financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted in accordance with such rules and regulations. The information furnished in the interim condensed financial statements include normal recurring adjustments and reflects all adjustments, which, in the opinion of management, are necessary for a fair presentation of such financial statements. Although management believes the disclosures and information presented are adequate to make the information not misleading, it is suggested that these interim condensed financial statements be read in conjunction with the Company's audited financial statements and notes thereto included in its December 31, 2001 Annual Report on Form 10-KSB. Operating results for the three months ended March 31, 2002 are not necessarily indicative of the results that may be expected for the year ending December 31, 2002.

NOTE 2 - GOING CONCERN

The Company's consolidated financial statements are prepared using generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has historically incurred significant losses which have resulted in an accumulated deficit of $2,636,504 at December 31, 2001, a working capital deficit of approximately $1,312,000 and limited internal financial resources. These factors combined, raise substantial doubt about the Company's ability to continue as a going concern. The Company's assets were entirely seized in August 2001. Through some additional funding in early 2002, the Company has been able to settle a large majority of its outstanding debt. The accompanying consolidated financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
(A Development Stage Company)
Notes to the Consolidated Financial Statements
March 31, 2002 and December 31,2001

NOTE 3 - MATERIAL EVENTS

During the three months ended March 31, 2002, the following significant events occurred:

1. Settlement agreements were entered into with various creditors as follows:

                                      Original
                                       Amount
  Description                          of Debt     Settlement Amount
  -----------                        ---------     -----------------
  Notes payable - related parties
   and accrued interest             $  307,067    $5,100 plus 250,000 shares
                                                   of common stock valued at
                                                   $2,000

  Accrued wages                     $    8,500    $850

  Accounts payable                  $  395,064    $58,995 plus 400,000 shares
                                                   of common stock valued at
                                                   $3,200

These settlement agreements resulted in a gain on forgiveness of debt totaling $640,486 for the three months ended March 31, 2002.

2. Pursuant to the settlement agreement described above, the Company issued a total of 650,000 shares of common stock valued at $5,200. In addition, the Company canceled 35,730 shares of common stock as part of a settlement agreement with a creditor.

3. The Company entered into a Bridge Loan with a corporation for a total of $200,000, which was convertible into 25,000,000 shares of the Company's outstanding common stock. The Company received $150,000 of the $200,000 during the three months ended March 31, 2002 with the remaining $50,000 received on April 12, 2002. Interest accrues on the loan at 4.5% per annum. Accrued interest at March 31, 2002 totaled $1,687.

On April 14, 2002, the Company entered into a merger agreement with the Bridge Loan creditor to acquire 100% of their outstanding common stock (see Note 4).

NOTE 4 - SUBSEQUENT EVENTS

On April 14, 2002, the Company entered into a merger agreement with Phacon Corporation (Phacon) to acquire 100% of the outstanding common stock of Phacon by issuing 17,500,000 (post-split) shares of common stock. As part of the agreement, the Company is to effect a 1 for 10 reverse stock split. The acquired shares of Phacon will be entirely canceled leaving the Company as the surviving entity. As part of the agreement, the $200,000 note will be canceled.

The Company entered into two additional settlement agreements effective April 5, 2002 with two former employees. The Company paid a total of $200 to settle unpaid wages totaling $108,222 resulting in a gain on debt settlement of $108,022.

PHACON CORPORATION
(A Development Stage Company)
Balance Sheets

ASSETS

                                               March 31,      December 31,
                                                 2002             2001
                                             ------------     ------------
                                             (Unaudited)

CURRENT ASSETS
 Cash in checking                           $     162,519    $      36,134
 Cash in escrow                                         -          150,000
 Advances to shareholder                           40,805                -
 Note receivable                                  150,000                -
 Interest receivable                                1,687                -
 Note receivable - related party                   31,769           30,769
                                             ------------     ------------
   Total Current Assets                           386,780          216,903
                                             ------------     ------------
PROPERTY AND EQUIPMENT, NET                         6,486            7,075
                                             ------------     ------------
TOTAL ASSETS                                $     393,266    $     223,978
                                             ============     ============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Accounts payable - related party           $       4,000    $       4,851
 Accounts payable                                       -            2,587
                                             ------------     ------------
   Total Current Liabilities                        4,000            7,438
                                             ------------     ------------
STOCKHOLDERS' EQUITY

 Common stock, authorized
  20,000,000 shares of $0.001 par value,
  issued and outstanding 17,500,000                17,500           17,500
 Additional paid-in capital                       941,220          941,220
 Subscription receivable                                -         (220,000)
 Deficit accumulated during the
  development stage                              (569,454)        (522,180)
                                             ------------     ------------
   Total Stockholders' Equity                     389,266          216,540
                                             ------------     ------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY  $     393,266    $     223,978
                                             ============     ============




The accompanying notes are an integral part of these financial statements.

PHACON CORPORATION
(A Development Stage Company)
Statements of Operations
(Unaudited)


                                                                 From
                                               For the        Inception on
                                             Three Months        July 18,
                                                Ended         2001 Through
                                               March 31,        March 31,
                                                 2002             2002
                                             ------------     ------------
REVENUES                                    $           -    $           -
                                             ------------     ------------
EXPENSES
 Research and development                               -          405,000
 General and administrative expenses               48,961          166,141
                                             ------------     ------------
   Total Expenses                                  48,961          571,141
                                             ------------     ------------
(LOSS) FROM OPERATIONS                            (48,961)        (571,141)
                                             ------------     ------------
OTHER INCOME (EXPENSE)
 Interest income                                    1,687            1,687
                                             ------------     ------------
   Total Other Income (Expense)                     1,687            1,687
                                             ------------     ------------
NET LOSS                                    $     (47,274)   $    (569,454)
                                             ============     ============
NET LOSS PER SHARE                          $       (0.00)
                                             ============
WEIGHTED AVERAGE SHARES OUTSTANDING            17,500,000
                                             ============










The accompanying notes are an integral part of these financial statements.

PHACON CORPORATION
(A Development Stage Company)
Statements of Stockholders' Equity


                                                                                                  Deficit
                                                                                                Accumulated
                                                                   Additional                   During the
                                           Common Stock             Paid-In      Subscription   Development
                                       Shares         Amount        Capital       Receivable       Stage
                                    ------------   ------------   ------------   ------------   ------------
Balances at July 18, 2001                      -  $           -  $           -  $           -  $           -

July 2001 - stock issued for
 services at $0.001 per share         13,720,000         13,720              -              -              -

August 2001 - stock issued for
 cash at $0.25 per share               2,280,000          2,280        567,720       (220,000)             -

October 2001 - stock issued for
 technology at $0.25 per share         1,500,000          1,500        373,500              -              -

Net loss for the period ended
 December 31, 2001                             -              -              -              -       (522,180)
                                    ------------   ------------   ------------   ------------   ------------
Balance, December 31, 2001            17,500,000         17,500        941,220       (220,000)      (522,180)

Receipt of subscription
 receivable (unaudited)                        -              -              -        220,000              -

Net loss for the three months
 ended March 31, 2002 (unaudited)              -              -              -              -        (47,274)
                                    ------------   ------------   ------------   ------------   ------------
Balance, March 31, 2002
 (unaudited)                          17,500,000  $      17,500  $     941,220  $           -  $    (569,454)
                                    ============   ============   ============   ============   ============










The accompanying notes are an integral part of these financial statement.

PHACON CORPORATION
(A Development Stage Company)
Statements of Cash Flows
(Unaudited)


                                                                    From
                                                  For the        Inception on
                                                Three Months        July 18,
                                                   Ended         2001 Through
                                                  March 31,        March 31,
                                                    2002             2002
                                                ------------     ------------
CASH FLOWS FROM OPERATING ACTIVITIES
 Net loss                                      $     (47,274)   $    (569,454)
 Adjustments to reconcile net loss to
  net cash used by operations:
  Stock for services                                       -           13,720
  Depreciation expense                                   589              812
  Stock for technology                                     -          375,000
 Change in current assets/liabilities:
  Increase in interest receivable                     (1,687)          (1,687)
  Increase (decrease) in payables                     (3,438)           4,000
                                                ------------     ------------
   Net Cash (Used) by Operating Activities           (51,810)        (177,609)
                                                ------------     ------------
CASH FLOWS FROM INVESTING ACTIVITIES
 Cash paid for property and equipment                      -           (7,298)
 Cash paid for related party notes receivable         (1,000)         (41,769)
 Advance to shareholder                              (40,805)         (40,805)
 Note receivable advanced                           (150,000)        (150,000)
 Cash placed into escrow                             150,000                -
 Cash received from related party
  notes receivable                                         -           10,000
                                                ------------     ------------
   Net Cash (Used) by Investing Activities           (41,805)        (229,872)
                                                ------------     ------------
CASH FLOWS FROM FINANCING ACTIVITIES
 Receipt of subscription receivable                  220,000          220,000
 Cash received from issuance of common stock               -          350,000
                                                ------------     ------------
   Net Cash Provided by Financing Activities         220,000          570,000
                                                ------------     ------------
NET INCREASE IN CASH                                 126,385          162,519

CASH, BEGINNING OF PERIOD                             36,134                -
                                                ------------     ------------
CASH, END OF PERIOD                            $     162,519    $     162,519
                                                ============     ============

SUPPLEMENTAL CASH FLOW INFORMATION
 Interest                                      $           -    $           -
 Income taxes                                  $           -    $           -

NON-CASH ACTIVITIES
 Stock issued for technology                   $           -    $     375,000
 Stock issued for services                     $           -    $      13,720
 Stock issued for subscription receivable      $           -    $     220,000


The accompanying notes are an integral part of these financial statements.

PHACON CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2002 and December 31, 2001


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Organization

Phacon Corporation (the Company) is a private company organized under the laws of the State of California on July 18, 2001. The Company is involved in the development of fluorescent dimming technology and is currently in the development stage.

b.  Accounting Method

The Company recognizes income and expense on the accrual basis of accounting.

c.  Earnings (Loss) Per Share

Earnings per share were computed by dividing net income (loss) by the total weighted average common shares outstanding during the period. Fully dilutive earnings per share has not been presented because it equals primary earnings per share.

d.  Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

e.  Provision for Income Taxes

No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $569,454 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2021. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

Deferred tax assets and the valuation account is as follows at March 31, 2002 and December 31, 2001.

Deferred tax asset:
                                             March 31,     December 31,
                                               2002           2001
                                           ------------    ------------
                                           (Unaudited)

   NOL carryforward                       $     142,363   $     130,545
   Valuation allowances                        (142,363)       (130,545)
                                           ------------    ------------
     Total                                $           -   $           -
                                           ============    ============

PHACON CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2002 and December 31, 2001


NOTE 1 -SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

f.  Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and expenses during the reporting period. In these financial statements, assets, liabilities and expenses involve extensive reliance on management's estimates. Actual results could differ from those estimates.

NOTE 2 -GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has no operations, has an operating loss and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management's plan to merge with a public company and raise capital through a stock offering to expand operations, thus creating necessary operating revenue.

NOTE 3 -PROPERTY AND EQUIPMENT

Property and equipment consists of the following at March 31, 2002 and December 31, 2001:
                                             March 31,     December 31,
                                               2002           2001
                                           ------------    ------------
                                           (Unaudited)

   Equipment                              $       7,298   $       7,298
   Accumulated depreciation                        (812)           (223)
                                           ------------    ------------
     Total property and equipment         $       6,486   $       7,075
                                           ============    ============

The provision for depreciation is calculated using the straight-line method over the estimated useful lives of the assets. Depreciation expense for the periods ended March 31, 2002 and December 31, 2001 is $589 and $223, respectively.

In accordance with Financial Accounting Standards Board Statement No. 121, the Company records impairment of long-lived assets to be held and used or to be disposed of when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the carrying amount. At March 31, 2002, no impairments were recognized.

PHACON CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2002 and December 31, 2001


NOTE 4 -NOTE RECEIVABLE

In December 2001, the Company entered into a bridge loan agreement with Lexon Technologies, Inc. (Lexon). The Company placed $150,000 into escrow during December 2001 which was then advanced to Lexon in January 2002. The Company advanced an additional $50,000 in April 2002. The funds were advanced in anticipation of a merger. If the merger had not occurred by April 30, 2002, the Company had the option to convert the note receivable into 25,000,000 shares of Lexon plus additional shares required to satisfy the accrued interest at 4.5% per annum. The conversion rate was $0.008 per share. Accrued interest at March 31, 2002 totaled $1,687.

On April 14, 2002, the Company entered into a merger agreement with Lexon whereby Lexon acquired 100% of the Company's outstanding common stock by issuing 17,500,000 shares of its common stock. The Phacon shares acquired were then entirely canceled, leaving Lexon as the surviving entity. As part of the agreement, the $200,000 note receivable held by the Company ($150,000 as of March 31, 2002) was canceled along with any accrued interest.

NOTE 5 -RELATED PARTY TRANSACTIONS

During 2001, the Company loaned $40,769 to a company which shares a common officer. During 2001, $10,000 was paid back to the company. During the three months ended March 31, 2002, an additional $1,000 was loaned. The note is non-interest bearing and payable upon demand. The note receivable balance at March 31, 2002 and December 31, 2001 was $31,769 and $30,769, respectively.

An officer paid expenses of $851 on behalf of the Company. The balance payable to the officer at December 31, 2001 was $851. The officer was advanced a total of $40,805 during the three months ended March 31, 2002 to be used for future travel and other expenses of the Company.

The Company acquired technology from an officer in exchange for 1,500,000 shares of their common stock valued at $375,000.

The Company issued 13,720,000 shares of their common stock valued at $13,720 for organization services. 11,595,000 of these shares were issued to various officers of the Company or entities controlled by those officers.

The Company entered into a management agreement with an officer for a monthly payment of $2,000. The Company paid $12,000 during 2001 and $6,000 during 2002 to the officer pursuant to this agreement.

The Company entered into a management agreement with an officer for a monthly payment of $2,500. The Company paid $15,000 during 2001 and $7,500 during 2002 to the officer pursuant to this agreement.

The Company entered into an agreement with an officer to sub-lease office space at $2,000 per month. The Company paid $14,000 during 2001 and $6,000 during 2002 to the officer pursuant to this agreement.

PHACON CORPORATION
(A Development Stage Company)
Notes to the Financial Statements
March 31, 2002 and December 31, 2001


NOTE 5 -RELATED PARTY TRANSACTIONS (Continued)

The Company entered into an agreement with an officer to sub-lease office space at $1,000 per month. The Company paid $2,000 during 2001 and $3,000 during 2002 and has recorded an accounts payable of $4,000.

NOTE 6 -COMMITMENTS AND CONTINGENCIES

In July 2001, the Company entered into a management agreement with an officer for a monthly payment of $2,000. The agreement expires in July 2002.

In July 2001, the Company entered into a management agreement with an officer for a monthly payment of $2,500. The agreement expires in July 2002.

In July 2001, the Company committed to an operating lease for office space. The lease requires the Company to pay monthly rent of $1,000 and expires in July 2002.

In July 2001, the Company committed to an operating lease for office space. The lease requires the Company to pay monthly rent of $2,000 and expires in July 2002.

Future minimum lease payments on operating lease obligation is as follows at December 31, 2001:

   2002                                   $  6,000
                                           -------
   Total Operating Lease Obligations      $  6,000
                                           =======

Rent expense from operating leases for the periods ending March 31, 2002 and December 31, 2001 was $9,000 and $32,000, respectively.

NOTE 7 -FINANCIAL INSTRUMENTS

The recorded amounts for financial instruments, including cash equivalents, receivables, investments, accounts payable and accrued expenses, and long-term debt approximate their market values as of March 31, 2002 and December 31, 2001. The Company has no investments in derivative financial instruments.

NOTE 8 -DEVELOPMENT STAGE COMPANY

The Company is a development stage company as defined in FASB No. 7. It is concentrating substantially all of its efforts in raising capital and defining business operations in order to generate significant revenues.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
Consolidated Proforma Balance Sheet
March 31, 2002
(Unaudited)


ASSETS

                                      Lexon                        Proforma
                                    Technologies                  Adjustments
                                      Inc. and        Phacon       Increase       Proforma
                                     Subsidiary    Corporation    (Decrease)     Consolidated
                                    ------------   ------------   ------------   ------------
CURRENT ASSETS
 Cash and cash equivalents         $           -  $     162,519  $           -  $     162,519
 Cash held in trust                       31,785              -              -         31,785
 Advance to shareholder                        -         40,805              -         40,805
 Note receivable                               -        150,000       (150,000)             -
 Interest receivable                           -          1,687         (1,687)             -
 Note receivable - related party               -         31,769              -         31,769
                                    ------------   ------------   ------------   ------------
   Total Current Assets                   31,785        386,780       (151,687)       266,878
                                    ------------   ------------   ------------   ------------
FIXED ASSETS, NET                              -          6,486              -          6,486
                                    ------------   ------------   ------------   ------------
TOTAL ASSETS                       $      31,785  $     393,266  $    (151,687) $     273,364
                                    ============   ============   ============   ============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
 Accounts payable                  $     302,101  $           -  $           -  $     302,101
 Accounts payable - related party              -          4,000              -          4,000
 Accrued interest                          1,687              -         (1,687)             -
 Accrued wages                           347,136              -              -        347,136
 Other accrued expenses                    7,266              -              -          7,266
 Convertible note payable                150,000              -       (150,000)             -
                                    ------------   ------------   ------------   ------------
   Total Current Liabilities             808,190          4,000       (151,687)       660,503
                                    ------------   ------------   ------------   ------------
STOCKHOLDERS' EQUITY (DEFICIT)
 Common stock: 100,000,000 shares
  authorized of $0.001 par value,
  19,148,683 shares issued and
  outstanding                             16,487         17,500        (14,838)        19,149
 Additional paid-in capital            1,313,719        941,220         14,838      2,269,777
 Accumulated deficit                  (2,106,611)      (569,454)             -     (2,676,065)
                                    ------------   ------------   ------------   ------------
   Total Stockholders' Equity
   (Deficit)                            (776,405)       389,266              -       (387,139)
                                    ------------   ------------   ------------   ------------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
  (DEFICIT)                        $      31,785  $     393,266  $    (151,687) $     273,364
                                    ============   ============   ============   ============




See Summary of Assumptions of Disclosures.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
Consolidated Proforma Statement of Operations
For the Three Months Ended March 31, 2002
(Unaudited)


ASSETS

                                      Lexon                        Proforma
                                    Technologies                  Adjustments
                                      Inc. and        Phacon       Increase       Proforma
                                     Subsidiary    Corporation    (Decrease)     Consolidated
                                    ------------   ------------   ------------   ------------
REVENUES                           $           -  $           -  $           -  $           -
                                    ------------   ------------   ------------   ------------
EXPENSES
 Selling, general and
  administrative                         108,906         48,372              -        157,278
 Depreciation and amortization                 -            589              -            589
                                    ------------   ------------   ------------   ------------
   Total Expenses                        108,906         48,961              -        157,867
                                    ------------   ------------   ------------   ------------
(LOSS) FROM OPERATIONS                  (108,906)       (48,961)             -       (157,867)
                                    ------------   ------------   ------------   ------------
OTHER INCOME (EXPENSE)
 Interest expense                         (1,687)             -          1,687              -
 Interest income                               -          1,687         (1,687)             -
                                    ------------   ------------   ------------   ------------
   Total Other Income (Expense)           (1,687)         1,687              -              -
                                    ------------   ------------   ------------   ------------
NET LOSS BEFORE EXTRAORDINARY
 ITEMS                                  (110,593)       (47,274)             -       (157,867)
                                    ------------   ------------   ------------   ------------
EXTRAORDINARY ITEMS
 Debt forgiveness                        640,486              -              -        640,486
                                    ------------   ------------   ------------   ------------
   Total Extraordinary Items             640,486              -              -        640,486
                                    ------------   ------------   ------------   ------------
NET INCOME (LOSS)                  $     529,893  $     (47,274) $           -  $     482,619
                                    ============   ============   ============   ============








See Summary of Assumptions of Disclosures.

LEXON TECHNOLOGIES, INC. AND SUBSIDIARY
Summary of Assumptions and Disclosures

NOTE 1 -ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

a.  Business Organization

The accompanying proforma financial statements are prepared to present the acquisition of Phacon Corporation by Lexon Technologies, Inc. to aid the user in understanding the acquisition. The proforma balance sheet is presented as though the acquisition took place on March 31, 2002 and the statement of operations as though the acquisition took place January 1, 2002. On April 14, 2002, Lexon Technologies, Inc. (Lexon) entered into a merger agreement to acquire 100% of the outstanding stock of Phacon Corporation by issuing 17,500,000 post-split shares of common stock. As part of the agreement, Lexon is to effect a 1 for 10 reverse stock split. In addition, the acquired shares of Phacon will be entirely canceled, leaving Lexon as the surviving entity.

The financial statement of Lexon Technologies, Inc. include its wholly-owned subsidiary, Chicago Map Corporation. Lexon was incorporated under the laws of the State of Delaware on April 20, 1989.

Phacon Corporation (Phacon) was organized under the laws of the State of California on July 18, 2001. The Company is involved in the development of fluorescent dimming technology and is currently in the development stage.

b.  Proforma Adjustments

The proforma financial statements have been prepared as though the acquisition of Phacon Corporation by Lexon Technologies, Inc. occurred on January 1, 2002.

 1)Additional paid-in capital (Lexon)                 $   14,838
   Common stock (Lexon)                                  (14,838)
                                                       ---------
                                                      $        -
                                                       =========

To record the 1 for 10 reverse stock split of Lexon Technologies, Inc.

 2)Common stock (Lexon)                               $   17,500
   Common stock (Phacon)                                 (17,500)
                                                       ---------
                                                      $        -
                                                       =========

To record the acquisition of Phacon Corporation through the issuance of 17,500,000 shares of common stock.